As filed with the Securities and Exchange Commission on May 1, 2008

Securities Act File No. 333-148826
Investment Company Act File No. 811-22175

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2

Post Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 2

(Check appropriate box or boxes)

ALPS ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

1290 Broadway
Suite 1100
Denver, Colorado 80203
(Address of Principal Executive
Offices)

(303) 623-2577
Registrant’s Telephone Number

Edmund J. Burke
ALPS Advisers, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203
(Name and Address of Agent for Service)

Copy to:
Stuart M. Strauss, Esq.
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Approximate date of proposed public offering: As soon as
practicable after the effective date of this registration statement.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

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ALPS ETF TRUST

COHEN & STEERS GLOBAL REALTY MAJORS ETF

PROSPECTUS

May        , 2008

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Cohen & Steers Global Realty Majors ETF (the ‘‘Fund’’), ALPS Advisers, Inc., the Fund’s investment adviser (the ‘‘Investment Adviser’’), Mellon Capital Management Corporation, the Fund’s investment sub-adviser (the ‘‘Sub-Adviser’’) or the Fund’s distributor, ALPS Distributors, Inc. (the ‘‘Distributor’’). This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

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INTRODUCTION — ALPS ETF TRUST

The ALPS ETF Trust (the ‘‘Trust’’) is an investment company currently consisting of one separate exchange-traded ‘‘index fund,’’ Cohen & Steers Global Realty Majors ETF (the ‘‘Fund’’). The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index. ALPS Advisers, Inc. is the investment adviser for the Fund (the ‘‘Investment Adviser’’). Mellon Capital Management Corporation is the investment sub-adviser for the Fund (the ‘‘Sub-Adviser’’).

The Fund has applied to list its shares (the ‘‘Shares’’), subject to notice of issuance, on the American Stock Exchange (the ‘‘AMEX’’). The Fund’s Shares will trade at market prices that may differ to some degree from the net asset value (‘‘NAV’’) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a ‘‘Creation Unit.’’ Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

WHO SHOULD INVEST

The Fund is designed for investors who seek a relatively low-cost ‘‘passive’’ approach for investing in a portfolio of equity securities of companies in a specified index. The Fund may be suitable for long-term investment in the market represented by a specified index and may also be used as an asset allocation tool or as a speculative trading instrument.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

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COHEN & STEERS GLOBAL REALTY MAJORS ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the ‘‘Index’’). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

The Fund, using a low cost ‘‘passive’’ or ‘‘indexing’’ investment approach, will seek to replicate, before expenses, the performance of the Cohen & Steers Global Realty Majors Index. The Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (‘‘Cohen & Steers’’ or the ‘‘Index Provider’’) believes are likely to lead the global securitization of real estate. The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American depositary receipts (‘‘ADRs’’), American depositary shares (‘‘ADSs’’), global depositary receipts (‘‘GDRs’’) and international depositary receipts (‘‘IDRs’’)) that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Sub-Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Sub-Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Sub-Adviser may choose to overweight another stock in the Index, purchase (or sell) securities not in the Index which the Sub-Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index or purchase stocks that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Index Methodology

The Index consists of the largest and most liquid securities within the global real estate universe that the Index Provider believes are likely to lead the global securitization of real estate. The methodology utilized by Cohen & Steers evaluates companies using quantitative and qualitative screens to target the most liquid global real estate companies. Companies that meet Cohen & Steers’ quantitative requirements are then assessed for their qualitative strengths. The Index characteristics include the following: evaluating each company’s management strength and track record, market position, governance and corporate structure, and the composition and quality of its real estate portfolio; and consideration of each country’s percentage of global GDP and share of the world’s public versus private real estate. The Index is free float and modified market-capitalization weighted, with a limit of 3.5% on any security’s weighting. Index constituents must have a free float adjusted market capitalization of $ 1 billion or greater for initial inclusion in the Index. Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate. The Index is rebalanced quarterly.

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Index Construction

To be considered for inclusion in the Index, the following criteria must be met:

1.	Real estate companies with a free float of at least $1 billion traded across developed markets.

2.	Qualitative screens for: strength of management, strength of market position, soundness of capital structure, quality of real estate portfolio and focus on ownership of real estate.

3.	Final selection is designed to ensure global representation.

4.	The Index Provider selects 75 securities from the universe that are market-capitalization weighted and free float adjusted; however, no security will exceed a weighting of 3.5% at the time of each rebalance.

5.	ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Index.

6.	The Index is rebalanced quarterly.

Primary Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk.    A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk.    The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Real Estate Investment Risk.    The Fund invests in companies in the real estate industry, including real estate investment trusts (‘‘REITs’’). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties;

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changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems.

In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. Other countries have REIT-like structures (in which the Fund may invest) with associated tax requirements.

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

Small- and Medium-Sized Company Risk.    Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies’ stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Replication Management Risk.    Unlike many investment companies, the Fund is not ‘‘actively’’ managed. Therefore, it would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk.    The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

FUND PERFORMANCE

As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

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FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Shareholder Fees (paid directly by Authorized Participants)
Sales charges (loads)	None
Standard creation/redemption transaction fee per order(1)	$1,500
Maximum additional creation/redemption transaction fee per order(1)	$6,000

Annual Fund Operating Expenses(2)(3) (expenses that are deducted from Fund assets)
Management fees	0.55%
Other expenses(4)(5)	—%
Total annual Fund operating expenses(5)	0.55%

1.	Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,500. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of ‘‘Creation Transaction Fees and Redemption Transaction Fees.’’
2.	The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending December 31, 2008.
3.	Expressed as a percentage of average net assets.
4.	Other expenses have been estimated for the Fund’s initial fiscal year.
5.	The Trust’s Advisory Agreement (as defined herein) provides that the Investment Adviser will pay all expenses of the Fund, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$56	$176

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a ‘‘Creation Unit’’) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called

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Authorized Participants (‘‘APs’’) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,500 per transaction. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,500 per transaction (see ‘‘How to Buy and Sell Shares’’ later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $17,056 if the Creation Unit is redeemed after one year, and $47,067 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund’s expense ratio.

SECONDARY INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its total assets in component securities that comprise the Index. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange (‘‘NYSE’’) is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under ‘‘Investment Restrictions.’’

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues.    Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX ‘‘circuit breaker’’ rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value.    The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the

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Shares on the AMEX. The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Sub-Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending.    Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisers, Inc. acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the ‘‘Advisory Agreement’’). The Investment Adviser is a Colorado corporation with its principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. As of December 31, 2007, ALPS entities have provided supervisory, management, servicing or distribution services on approximately $246 billion in assets through closed-end funds, unit investment trusts, mutual funds, hedge funds, separately managed accounts and exchange-traded funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Investment Adviser for providing services for the Fund.

Sub-Adviser

Mellon Capital Management Corporation (‘‘Mellon Capital’’) acts as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the ‘‘Sub-Advisory Agreement’’). Mellon Capital is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors with its principal office located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of December 31, 2007, Mellon Capital had assets under management totaling approximately $211 billion. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

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Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Fund, at the annual rate of 0.10% of average net assets. The Investment Adviser will pay the Investment Sub-Adviser a minimum of $62,500 per year after the Fund’s first year of operations and a minimum of $125,000 per year after the Fund’s second year of operations.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s semi-annual report to shareholders to be dated June 30, 2008.

Portfolio Management

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. Mellon Capital utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity.

The Fund is managed by Mellon Capital’s equity portfolio management team. The head of the portfolio management team who is responsible for the day-to-day management of the Fund’s portfolio is Denise Krisko.

Ms. Krisko is the head of equity index management and a managing director of The Bank of New York where she has been employed since 2005. Prior to joining The Bank of New York, Ms. Krisko held various senior investment positions with Deutsche Asset Management and Northern Trust and was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Ms. Krisko attained the Chartered Financial Analyst (‘‘CFA’’) designation. She graduated with a BS from Pennsylvania State University, and obtained an MBA from Villanova University. Ms. Krisko is managing the Fund in her capacity as an officer of Mellon Capital. Ms. Krisko has managed the Fund’s portfolio since its inception.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

PURCHASE AND REDEMPTION OF SHARES

General

The Shares will be issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See ‘‘Creations, Redemptions and Transaction Fees.’’

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in ‘‘round lots’’ of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller ‘‘oddlots,’’ at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund will trade on the AMEX at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund will trade under the AMEX symbol GRI, subject to notice of issuance.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the ‘‘Creations, Redemptions and Transaction Fees’’ section below.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (‘‘DTC’’) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or ‘‘street name’’ form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Fund’s shares on the AMEX may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a ‘‘real-time’’ update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The net asset value per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see ‘‘Creation and Redemption of Creation Unit Aggregations’’ in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the ‘‘Deposit Securities’’) and generally make a small cash payment referred to as the ‘‘Cash Component.’’ For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through a participant of The Depository Trust Company (‘‘DTC Participant’’) that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, ‘‘Authorized Participant’’ or ‘‘AP’’). All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (‘‘Closing Time’’) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See ‘‘Creation and Redemption of Creation Unit Aggregations’’ in the Statement of Additional Information.

A fixed creation transaction fee of $1,500 per transaction (the ‘‘Creation Transaction Fee’’) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units. See ‘‘Creation and Redemption of Creation Unit Aggregations’’ in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See ‘‘Creation and Redemption of Creation Unit Aggregations’’ in the Statement of Additional Information.

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Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see ‘‘Creation and Redemption of Creation Unit Aggregations’’ in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (‘‘Fund Securities’’). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the ‘‘Cash Redemption Amount’’), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see ‘‘Creation and Redemption of Creation Unit Aggregations’’ in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $1,500 per transaction (the ‘‘Redemption Transaction Fee’’) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Fund to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See ‘‘Creation and Redemption of Creation Unit Aggregations’’ in the Statement of Additional Information.

Distributions

Dividends and Capital Gains.    Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as ‘‘distributions.’’

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as ‘‘income dividend distributions.’’ The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as ‘‘capital gain distributions.’’

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield net of

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expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Section 19(a) of the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such distribution that adequately discloses its source or sources to the extent the source includes something other than net investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Fund.

The Bank of New York is the custodian, fund accounting agent and transfer agent for the Fund.

Clifford Chance US LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

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INDEX PROVIDER

Cohen & Steers is the Index Provider for the Cohen & Steers Global Realty Majors ETF. Cohen & Steers is not affiliated with the Trust, the Investment Adviser, the Sub-Adviser or the Distributor. The Trust and the Investment Adviser have entered into a license agreement with Cohen & Steers to use the Index.

DISCLAIMERS

The Fund is not sponsored, managed or advised by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track performance of a market or sector. Cohen & Steers’ only relationship to the Investment Adviser or the Sub-Adviser is in relation to the licensing of certain trademarks and trade names of Cohen & Steers and of one or more Cohen & Steers Indexes, including the Index which is determined, composed and calculated by Cohen & Steers without regard to the Investment Adviser, the Sub-Adviser or the Fund. Cohen & Steers has no obligation to take the needs of the Investment Adviser, the Sub-Adviser, the Fund or the Fund shareholders into consideration in determining, composing or calculating the Index. Cohen & Steers is not responsible for and has not participated in the timing of the issuance or sale of Fund Shares or in the determination or calculation of the valuation of the Fund’s assets. Cohen & Steers has no obligation or liability in connection with the administration, marketing or portfolio management of the Fund.

Cohen & Steers does not guarantee the accuracy and/or the completeness of the Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by the Investment Adviser, the Sub-Adviser, the Fund, Fund shareholders, or any other person or entity from the use of the Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Index or any data included therein, even if notified of the possibility of such damages.

The Investment Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Investment Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your Shares listed on the AMEX, and

•	You purchase or redeem Creation Units.

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Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund will not qualify for the lower tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to ‘‘pass through’’ to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Distributions attributable to gains from ‘‘U.S. real property interests,’’ including gains from the disposition of certain U.S. real property holding corporations, will generally be subject to U.S. federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the dividends and other distributions from the Fund.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

14

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing ‘‘wash sales,’’ or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Taxation of Fund Investments in Passive Foreign Investment Companies

Certain of the Fund’s investments are expected to be in passive foreign investment companies (‘‘PFICs’’) for U.S. federal income tax purposes. The Fund generally intends to elect to ‘‘mark to market’’ these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over the adjusted basis of such shares and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Fund may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Fund does not make the ‘‘mark to market’’ election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

Because the Shares of the Fund are newly offered, there is no financial information available for the Shares as of the date of this prospectus.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your broker

•	www.alpsetfs.com

Dealers

•	www.alpsetfs.com

•	Distributor Telephone: 1-866-513-5856

Investment Adviser	Sub-Adviser
ALPS Advisers, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Mellon Capital Management Corporation 50 Fremont Street San Francisco, California 94105
Distributor
ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203
Custodian	Transfer Agent
The Bank of New York Mellon 101 Barclay Street New York, New York 10286	The Bank of New York Mellon 101 Barclay Street New York, New York 10286
Legal Counsel	Independent Registered Public Accounting Firm
Clifford Chance US LLP 31 West 52nd Street New York, New York 10019	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, Colorado 80202

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[Graphic to be Inserted]

A Statement of Additional Information dated May   , which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 1-866-513-5856. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsetfs.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

May        , 2008

Investment Company Act File No. 811-22175.

17

Investment Company Act File No. 811-22175

ALPS ETF Trust

Statement of Additional Information

Dated May    , 2008

This Statement of Additional Information (‘‘SAI’’) is not a prospectus. It should be read in conjunction with the Prospectus dated May   , 2008 for the Cohen & Steers Global Realty Majors ETF, a series of the ALPS ETF Trust (the ‘‘Trust’’), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, ALPS Distributors, Inc., or by calling toll free 1-866-513-5856.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 13, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Trust currently consists of one investment portfolio: the Cohen & Steers Global Realty Majors ETF (the ‘‘Fund’’). The Fund is based on an underlying index (the ‘‘Underlying Index’’) of U.S. and non-U.S. securities. The Fund is ‘‘non-diversified’’ and, as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to herein as ‘‘Shares’’ or ‘‘Fund Shares.’’

The Fund is managed by ALPS Advisers, Inc. ‘‘ALPS Advisers’’ or the ‘‘Investment Adviser’’. Mellon Capital Management Corporation (‘‘Mellon Capital’’) is the investment sub-adviser for the Fund (the ‘‘Sub-Adviser’’).

The Fund offers and issues Shares at net asset value (‘‘NAV’’) only in aggregations of a specified number of Shares (each a ‘‘Creation Unit’’ or a ‘‘Creation Unit Aggregation’’), generally in exchange for a basket of equity securities included in the Underlying Index (the ‘‘Deposit Securities’’), together with the deposit of a specified cash payment (the ‘‘Cash Component’’). The Fund anticipates that its Shares will be listed on the American Stock Exchange, LLC (the ‘‘AMEX’’). Fund Shares will trade on the AMEX at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a ‘‘cash’’ option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the ‘‘Creation and Redemption of Creation Unit Aggregations’’ section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the ‘‘SEC’’) applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of the Fund will continue to be met. The AMEX may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the Shares of the Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the AMEX, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives

The investment objective of the Fund is to provide investment results that correspond generally to the performance (before the Fund’s fees and expenses) of an equity index called the ‘‘Cohen & Steers Global Realty Majors Index.’’

Investment Restrictions

The Board of Trustees of the Trust (the ‘‘Board’’ or the ‘‘Trustees’’) has adopted as fundamental policies the Fund’s respective investment restrictions, numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

(1)    Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)    Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3)    Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)    Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)    Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)    Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)    Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a ‘‘majority of the Fund’s outstanding voting shares.’’ As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Fund may not:

(1)    Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)    Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)    Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4)    Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)    Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

Loans of Portfolio Securities.    The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a ‘‘mark-to-market’’ basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements.    The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (‘‘Qualified Institutions’’). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments.    The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (‘‘CDs’’), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase ‘‘Prime-1’’ by Moody’s Investors Service, Inc. or ‘‘A-1+’’ or ‘‘A-1’’ by Standard & Poor’s or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies.    The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate.

Illiquid Securities.    The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Currency Transactions.    The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Futures and Options.    The Fund may utilize exchange-traded futures and options contracts.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional ‘‘variation’’ margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (‘‘buying’’ a contract which has previously been ‘‘sold,’’ or ‘‘selling’’ a contract previously ‘‘purchased’’) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts.    The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the ‘‘CEA’’). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund’s Prospectus and this SAI.

Swap Agreements.    Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the ‘‘Counterparty’’) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the ‘‘Principal Risks of Investing in the Fund’’ and ‘‘Additional Risks’’ sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Currency Transactions.    Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risks of Futures and Options Transactions.    There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to ‘‘segregate’’ customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements.    The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor – (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

Trustees and Officers

The general supervision of the duties performed by the Investment Adviser and Sub-Adviser for the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement, respectively, is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser. These are the ‘‘non-interested’’ or ‘‘independent’’ Trustees (‘‘Independent Trustees’’). The other Trustee (the ‘‘Management Trustee’’) is affiliated with the Investment Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of ten portfolios.

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 65	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is a Trustee of the Denver Area Council of the Boy Scouts of America and a Director of the AV Hunter Trust. Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust; Financial Investors Trust; ALPS Variable Insurance Trust; Reaves Utility Income Fund; and Westcore Trust.	8	Ms. Anstine is a Trustee of ALPS Variable Insurance Trust (1 fund); Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (4 funds); Reaves Utility Income Fund; and Westcore Trust (11 funds).

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Jeremy W. Deems, age 32	Trustee	Since March 2008	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is a Trustee and Audit Committee Chairman of ALPS Variable Insurance Trust, Financial Investors Trust and Reaves Utility Income Fund.	3	Mr. Deems is a Trustee of ALPS Variable Insurance Trust (1 fund); Financial Investors Trust (4 funds); and Reaves Utility Income Fund.

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 57	Trustee	Since March 2008	Mr. Pederson is President, Foundation Properties, Inc., 1994 to present; Partner, Western Capital Partners, 2000 to present. Mr. Pederson is Trustee of Westcore Trust.	1	Mr. Pederson is Trustee of Westcore Trust (11 funds)

*	The business address of the Trustee is c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Portfolio is part of a ‘‘fund complex’’ solely as a result of having a common investment adviser, ALPS Advisers, Inc. (the ‘‘ALPS Fund Complex’’). The ALPS Fund Complex consists of ten investment companies.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees
Thomas A. Carter, age 42	Trustee and President	Since March 2008	Mr. Carter is Managing Director of ALPS. He joined ALPS in 1994 and is responsible for ALPS’ corporate sales, closed-end fund development and exchange-traded fund management. Before joining ALPS in 1994, Tom was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Tom is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	1	N/A

*	The business address of the Trustee is c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
G. Craig Fidler, age 52	Secretary	Since March 2008	Mr. Fidler joined ALPS as Associate Counsel in August 2007. Prior to joining ALPS, Mr. Fidler served as Senior Vice President, General Counsel and Secretary of Fixed Income Securities, LP (2004-2007). Prior to joining Fixed Income Securities, Mr. Fidler served as General Counsel of Collect America (2002-2004). Mr. Fidler is currently the Secretary of Financial Investors Variable Insurance Trust and ALPS Variable Insurance Trust.
Michael Akins, age 31	Chief Compliance Officer (‘‘CCO’’)	Since March 2008	Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as Compliance Officer and AVP for UMB Financial Corporation. Before joining UMB, Mr. Akins served as an account manager for State Street Corporation. Because of his affiliation with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the CCO of ALPS Variable Insurance Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund and the Clough Global Equity Fund.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kimberly R. Storms, age 35	Treasurer	Since March 2008	Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS Variable Insurance Trust; Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Financial Investors Trust and Reaves Utility Income Fund; and Assistant Secretary of Ameristock Mutual Fund, Inc.
William Parmentier, age 56	Vice President	Since March 2008	Mr. Parmentier is Chief Investment Officer, ALPS Advisers, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

*	The business address of each Officer is c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Because the Portfolio has not commenced selling shares as of the date of this SAI, the Trustees and officers of the Portfolio do not own any equity securities of the Portfolio. Additionally, none of the Independent Trustees own securities in the Advisor or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Advisor or Distributor.

Mary K. Anstine, Jeremy W. Deems and Rick A. Pederson, who are Independent Trustees, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee.

Jeremy W. Deems (Chairman), Mary K. Anstine and Rick A. Pederson who are Independent Trustees, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm.

Remuneration of Trustees and Officers

Each Independent Trustee receives a quarterly retainer of $3,500, a per meeting fee of $1,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at such meetings. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2007:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Portfolio Complex Paid To Trustees(1)
Mary K. Anstine(2), Trustee	$0	$0	$0	$7,500
Jeremy W. Deems(2), Trustee	$0	$0	$0	$0
Rick A. Pederson, Trustee	$0	$0	$0	$0

(1)	The Portfolio is part of a ‘‘fund complex’’ solely as a result of having a common investment adviser, ALPS Advisers, Inc. (the ‘‘ALPS Fund Complex’’). The ALPS Fund Complex consists of ten investment companies.
(2)	Mary K. Anstine and Jeremy W. Deems are expected to receive additional compensation for their services with other investment companies as a part of the ALPS Fund Complex in 2008.

Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

Investment Adviser.    The Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

The Fund is managed by Mellon Capital’s equity portfolio management team. The head of the portfolio management team who is responsible for the day-to-day management of the Fund’s portfolio is Denise Krisko.

Other Accounts Managed by the Portfolio Manager; Compensation of the Portfolio Manager.

Information regarding the other accounts managed by the portfolio manager is set forth below:

	Accounts Managed			Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Denise Krisko	Registered Investment Companies	87	$7.10 billion	0	0
	Other Pooled investment vehicles	16	$6.10 billion	0	0
	Other Accounts	42	$10.10 billion	0	0

At Mellon Capital, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

As of January 2008, Mellon Capital’s portfolio managers responsible for both passively managed and actively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital’s long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon deferred compensation plan.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The portfolio manager’s base salary is not based on investment performance of the mutual fund.

A portfolio manager’s bonus is determined by a number of factors. One factor is performance of the mutual fund gross of fees relative to the expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund’s benchmark index over a one-year period. For actively managed funds, the performance factors depend on how successfully the portfolio manager outperforms the relevant benchmark while maintaining the appropriate risk profile for the fund over the past year. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the a target bonus, based on how well the portfolio manager satisfies the objectives stated above. The bonus is paid on an annual basis. All of the factors listed above are considered in determining a portfolio manager’s bonus. The performance of the mutual fund is only one factor and is considered alongside all of the others. Bonus determinations are subjective and in the discretion of the head of the portfolio management team. There is no formula that is applied to weight the factors listed above.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm’s profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

Securities Ownership of the Portfolio Managers.    Because the Trust is newly organized, the portfolio manager does not own shares of the Fund.

Investment Advisory Agreement.    Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of the Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes, and extraordinary expenses not incurred in the ordinary course of the Fund’s business. For the Investment Adviser’s services to the Fund, the Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.

Fund	Fee
Cohen & Steers Global Realty Majors ETF	0.55% of average daily net assets

Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

ALPS Advisers is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Sub-Advisory Agreement. Mellon Capital acts as the Fund’s investment sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Investment Adviser.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Fund, at the annual rate of 0.10% of average net assets. The Investment Adviser will pay the Investment Sub-Adviser a minimum of $62,500 per year after the Fund’s first year of operations and a minimum of $125,000 per year after the Fund’s second year of operations.

The Investment Sub-Adviser is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105.

Administrator.    ALPS Fund Services, Inc. (‘‘ALPS Fund Services’’) serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust pays ALPS Fund Services a fee, accrued daily and paid monthly by the Investment Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Custodian and Transfer Agent. The Bank of New York Mellon (‘‘BNY’’), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds the Fund’s assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee.

Distributor.    ALPS Distributors, Inc. (‘‘ALPS’’) is the Distributor of the Fund’s Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading ‘‘Creation and Redemption of Creation Units.’’

Aggregations.    Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the ‘‘Exchange Act’’) and a member of the Financial Industry Regulatory Authority (‘‘FINRA’’).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (‘‘Soliciting Dealers’’) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in ‘‘Procedures for Creation of Creation Unit Aggregations’’ below) and DTC Participants (as defined in ‘‘DTC Acts as Securities Depository’’ below).

Index Providers.    Set forth below is a list of the Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
Cohen & Steers Global Realty Majors ETF	Cohen & Steers Global Realty Majors Index

Cohen & Steers Capital Management, Inc. (‘‘Cohen & Steers’’) is not affiliated with the Cohen & Steers Global Realty Majors ETF, the Investment Adviser or Sub-Adviser. The Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement with Cohen & Steers and the Investment Adviser. The Investment Adviser pays a licensing fee to Cohen & Steers out of the management fee.

The only relationship that Cohen & Steers has with the Fund, the Investment Adviser, the Sub−Adviser or Distributor of the Fund in connection with the Fund is that Cohen & Steers has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Investment Adviser, Distributor or owners of the Fund. Cohen & Steers has no obligation to take the specific needs of the Investment Adviser, the Sub-Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Cohen & Steers is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. Cohen & Steers has no obligation or liability in connection with the administration or trading of the Fund.

The Fund is not sponsored, managed or advised by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track performance of a market or sector. Cohen & Steers’ only relationship to the Investment Adviser or Sub-Adviser is in relation to the licensing of certain trademarks and trade names of Cohen & Steers and of one or more Cohen & Steers Indexes, including the Index which is determined, composed and calculated by Cohen & Steers without regard to the Investment Adviser, the Sub-Adviser or the Fund. Cohen & Steers has no obligation to take the needs of the Investment Adviser, the Sub-Adviser, the Fund or the Fund shareholders into consideration in determining, composing or calculating the Index. Cohen & Steers is not responsible for and has not participated in the timing of the issuance or sale of Fund Shares or in the determination or calculation of the valuation of the Fund’s assets. Cohen & Steers has no obligation or liability in connection with the administration, marketing or portfolio management of the Fund.

COHEN & STEERS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND COHEN & STEERS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. COHEN & STEERS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. COHEN & STEERS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL COHEN & STEERS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, the Sub-Adviser effects transactions with those brokers and dealers that the Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Sub-Adviser and its affiliates do not currently participate in soft dollar transactions.

The Sub-Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on ,September 13, 2007.

The Trust is authorized to issue an unlimited number of shares in one or more series or ‘‘funds.’’ The Trust currently is comprised of one fund. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Control Persons.    No single person beneficially owns 25% or more of the Fund’s voting securities.

Book Entry Only System.    The following information supplements and should be read in conjunction with the section in the Prospectus entitled ‘‘Book Entry.’’

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the ‘‘DTC Participants’’) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (‘‘NYSE’’), the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the ‘‘Indirect Participants’’).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as ‘‘Beneficial Owners’’) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a ‘‘street name,’’ and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.    The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser has in turn delegated such responsibilities to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 1-866-513-5856 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule.    The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. The Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-513-5856 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Portfolio Holdings Policy.    The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Fund and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund’s complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (‘‘NSCC’’). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser, Sub-Adviser and ALPS will not disseminate non-public information concerning the Trust.

Codes of Ethics.    Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser, Sub-Adviser and the Distributor (collectively the ‘‘Codes’’). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor (‘‘Access Persons’’). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation.    The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A ‘‘Business Day’’ is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash.    The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities – the ‘‘Deposit Securities’’ – per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index (‘‘Fund Securities’’) and an amount of cash – the ‘‘Cash Component’’ – computed as described below. Together, the Deposit Securities and the Cash Component constitute the ‘‘Fund Deposit,’’ which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the ‘‘Deposit Amount’’ – an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a ‘‘cash in lieu’’ amount – to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations.    To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (‘‘Participant Agreement’’) (discussed below). A DTC Participant is also referred to as an ‘‘Authorized Participant.’’ Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, (through an Authorized Participant), must be received by the Distributor no later than the closing time of the regular trading session on the AMEX (‘‘Closing Time’’) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the ‘‘Transmittal Date.’’ Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the ‘‘Placement of Creation Orders’’ section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for Creation Unit Aggregations.    Those placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders.    For the Fund, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or ‘‘cash in lieu’’ amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized

Participant on its own or another investor’s behalf by the closing time of the regular trading session on the AMEX on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the date by which an executed creation order must be settled (the ‘‘Contractual Settlement Date’’).

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the Contractual Settlement Date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the ‘‘Additional Cash Deposit’’). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations.    The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Sub-Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.    Investors will be required to pay a fixed creation transaction fee, described below, payable to ALPS regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for the Fund will be $1,500. The Maximum Creation/Redemption Transaction Fee for the Fund will be $6,000.

Redemption of Fund Shares in Creation Units Aggregations.    Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities – as announced on the Business Day of the request for redemption received in proper form – plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the ‘‘Cash Redemption Amount’’), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee.    A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

Placement of Redemption Orders.    Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date (the ‘‘DTC Cut-Off-Time’’); and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of the Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the AMEX, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Regular Holidays.    The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of ‘‘T’’ plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as ‘‘informal holidays’’ (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Argentina				Australia
Jan. 1	May 1	Nov. 6		Jan. 1	March 21	May 19	August 13
March 20	June 6	Dec. 24		Jan. 28	March 24	June 2	October 6
March 21	July 9	Dec. 25		March 3	April 25	June 9	Nov. 4
March 31	August 18	Dec. 31		March 10	May 5	August 4	Dec. 25
Dec. 26
Austria				Belgium
Jan. 1	May 12	Dec. 24		Jan. 1	May 2	Nov. 11
March 21	May 22	Dec. 25		March 21	May 17	Dec. 25
March 24	August 15	Dec. 26		March 24	July 21	Dec. 26
May 1	Dec. 8	Dec. 31		May 1	August 15
Brazil				Canada
Jan. 1	March 21	July 9	Dec. 31	Jan. 1	May 21	Sept. 3	Dec. 26
Jan. 25	April 21	Nov. 20		Jan. 2	June 25	October 8
Feb. 4	May 1	Dec. 24		Feb. 19	July 2	Nov. 12
Feb. 5	May 22	Dec. 25		April 6	August 6	Dec. 25
Chile				China
Jan. 1	August 15	Dec. 25		Jan. 1	Feb. 11	May 7	October 6
March 21	Sept. 18	Dec. 31		Jan. 21	Feb. 12	May 26	October 7
May 1	Sept. 19			Feb. 4	Feb. 13	July 4	October 13
May 21	Dec. 8			Feb. 5	May 1	Sept. 1	Nov. 11
				Feb. 6	May 2	October 1	Nov. 27
				Feb. 7	May 5	October 2	Dec. 25
				Feb. 8	May 6	October 3
Denmark				Finland
Jan. 1	April 18	Dec. 24		Jan. 1	June 20	Dec. 31
March 20	May 1	Dec. 25		March 21	Dec. 24
March 21	May 12	Dec. 26		March 24	Dec. 25
March 24	June 5	Dec. 31		May 1	Dec. 26

France				Germany
Jan. 1	May 8	Dec. 25		Jan. 1	May 1	October 3	Dec. 31
March 21	June 14	Dec. 26		Feb. 4	May 12	Dec. 24
March 24	August 15			March 21	May 22	Dec. 25
May 1	Nov. 11			March 24	August 15	Dec. 26
Greece				Hong Kong
Jan. 1	March 25	June 16	Dec. 26	Jan. 1	March 24	July 1	Dec. 25
March 10	April 25	August 15		Feb. 6	April 4	Sept. 15	Dec. 26
March 21	April 28	October 28		Feb. 7	May 1	October 1	Dec. 31
March 24	May 1	Dec. 25		Feb. 8	May 12	October 7
				March 21	June 9	Dec. 24
Indonesia				Ireland
Jan. 1	April 7	Sept. 29	Dec. 25	Jan. 1	May 1	October 27	Dec. 29
Jan. 10	May 1	October 1	Dec. 26	March 17	May 5	Dec. 24
Jan. 11	May 20	October 2	Dec. 29	March 21	June 2	Dec. 25
Feb. 7	July 28	October 3	Dec. 31	March 24	August 4	Dec. 26
March 20	July 30	Dec. 8
March 21	August 18	Dec. 24
Italy				Japan
Jan. 1	June 2	Dec. 25		Jan. 1	Feb.11	July 21	Nov. 3
March 21	August 15	Dec. 26		Jan. 2	March 20	Sept. 15	Nov. 24
April 25	Dec. 8	Dec. 31		Jan. 3	April 29	Sept. 23	Dec. 23
May 1	Dec. 24			Jan. 14	May 5	October 13	Dec. 31
Malaysia				Mexico
Jan. 1	March 20	Sept. 1	Dec. 8	Jan. 1	March 21	Nov. 20
Jan. 10	May 1	October 1	Dec. 25	Feb. 4	May 1	Dec. 12
Feb. 1	May 19	October 2	Dec. 29	March 17	Sept. 16	Dec. 25
Feb. 6	May 20	October 3		March 20	Nov. 17
Feb. 7	May 30	October 27
Feb. 8	June 7	October 28
Netherlands				New Zealand
Jan. 1	May 1			Jan. 1	Feb. 6	June 2
March 21	May 12			Jan. 2	March 21	October 27
March 24	Dec. 25			Jan. 21	March 24	Dec. 25
April 30	Dec. 26			Jan. 28	April 25	Dec. 26
Norway				Philippines
Jan. 1	May 1	Dec. 26		Jan. 1	June 12	Dec. 25
March 20	May 12	Dec. 31		Feb.25	August 21	Dec. 30
March 21	Dec. 24			March 20	October 1	Dec. 31
March 24	Dec. 25			March 21	Dec. 24
Portugal				Singapore
Jan. 1	April 25	June 13	Dec. 25	Jan. 1	May 1	October 1	Dec. 17
Feb. 5	May 1	Dec. 1	Dec. 26	Feb. 7	May 19	October 27	Dec. 25
March 21	May 22	Dec. 8		Feb. 8	May 20	October 28
March 24	June 10	Dec. 24		March 21	August 9	Dec. 8

South Africa				South Korea
Jan. 1	May 1	Dec. 25		Jan. 1	April 10	July 17	Dec. 31
March 21	June 16	Dec. 26		Feb. 6	May 1	August 15
March 24	Sept. 24			Feb. 7	May 5	Sept. 5
April 28	Dec. 16			Feb. 8	May 12	October 3
				April 9	June 6	Dec. 25
Spain				Sweden
Jan. 1	March 24	July 25	Dec. 26	Jan. 1	June 6	Dec. 26
Jan. 7	May 1	August 15		March 21	June 20	Dec. 31
March 20	May 2	Dec. 8		March 24	Dec. 24
March 21	May 15	Dec. 25		May 1	Dec. 25
Switzerland				Taiwan
Jan. 1	May 1	Sept. 11	Dec. 31	Jan. 1	Feb. 7	April 4
Jan. 2	May 12	Dec. 8		Feb. 4	Feb. 8	May 1
March 19	May 22	Dec. 24		Feb. 5	Feb. 11	June 9
March 21	August 1	Dec. 25		Feb. 6	Feb. 28	October 10
March 24	August 15	Dec. 26
Thailand				United Kingdom
Jan. 1	April 15	July 1	Dec. 5	Jan. 1	May 26
Feb. 20	May 1	July 18	Dec. 10	March 21	August 25
April 7	May 5	August 12		March 24	Dec. 25
April 14	May 20	October 23		May 5	Dec. 26
United States				Venezuela
Jan. 1	May 26	Nov. 11		Jan. 1	May 1	August 18
Jan. 21	July 4	Nov. 27		Feb. 4	May 5	Dec. 8
Feb. 18	Sept. 1	Dec. 25		Feb. 5	May 26	Dec. 25
March 21	October 13			March 19	June 24
				March 20	July 24

Settlement Periods Greater Than Seven Days For Year 2008

Argentina	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
China	02/04/08	02/14/08	10
	02/05/08	02/15/08	10
	02/06/08	02/18/08	12
	04/28/08	05/08/08	10
	04/29/08	05/09/08	10
	04/30/08	05/12/08	12
	09/26/08	10/08/08	12
	09/29/08	10/09/08	10
	09/30/08	10/10/08	10
Croatia	12/19/08	12/29/08	10
	12/22/08	12/30/08	8
	12/23/08	01/02/09	10

Czech Republic	12/19/08	12/29/08	10
	12/22/08	12/30/08	8
	12/23/08	12/31/08	8
Denmark	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
Finland	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
Indonesia	09/26/08	10/06/08	10
	09/29/08	10/07/08	8
	09/30/08	10/08/07	8
Japan	12/26/08	01/05/09	10
	12/29/08	01/06/09	8
	12/30/08	01/07/09	8
Mexico	03/14/08	03/24/08	10
Norway	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
Philippines	12/24/08	01/02/09	9
Russia*	12/26/07	01/08/08	13
	12/27/07	01/09/08	13
	12/28/07	01/10/08	13
Sweden	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
Turkey	12/04/08	12/12/08	8
	12/05/08	12/15/08	10
Venezuela	03/14/08	03/24/08	10
	03/17/08	03/25/08	8
	03/18/08	03/26/08	8

*	Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T + 3 cycle. Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.

TAXES

The Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a ‘‘RIC’’) under Subchapter M of the Internal Revenue Code (the ‘‘Code’’). To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further Congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund will not qualify for the lower tax rates. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of the Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of an individual shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. In addition, capital gains distributions attributable to gains from U.S. real property interests (including gains from the disposition of certain U.S. real property holding corporations and which may include certain REITs and capital gains distributions from REITs) will generally be subject to U.S. withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Certain of the Fund’s investments are expected to be in passive foreign investment companies (‘‘PFICs’’) for U.S. federal income tax purposes. The Fund generally intends to elect to ‘‘mark-to-market’’ these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over the adjusted basis of such shares and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark-to-market will be ordinary income. By making the mark-to-market election, the Fund may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Fund may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Fund does not make the ‘‘mark-to-market’’ election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (‘‘backup withholding’’). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends,

interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (including net income derived from an interest in certain ‘‘qualified publicly traded partnerships’’). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled ‘‘Net Asset Value.’’

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled ‘‘Dividends, Distributions and Taxes.’’

General Policies.    Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service.    No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.    Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. They audit the Fund’s financial statements and perform other related audit services.

FINANCIAL STATEMENTS

Semi-annual statements are furnished to shareholders and annually such statements are audited by the Fund’s independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities of Cohen & Steers Global Realty Majors ETF (the ‘‘Fund’’), which is a part of ALPS ETF Trust, as of March 28, 2008. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF as of March 28, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
April 29, 2008

ALPS ETF Trust
Statement of Assets and Liabilities
March 28, 2008

Cohen & Steers Global Realty Majors ETF
Assets:
Cash	$100,000
Offering Costs (Note 1)	$50,000
Total Assets	150,000
Liabilities:
Liabilities and accrued expenses	$50,000
Net Assets	$100,000
Composition of Net Assets:
Paid in Capital	100,000
Net Assets	$100,000
Institutional Class:
Net Asset Value Per Share	$50.00
Shares of beneficial interest outstanding of no par value, unlimited shares authorized	2,000

See Notes to Statement of Assets and Liabilites

ALPS ETF TRUST

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

NOTE 1 — ORGANIZATION

The ALPS ETF Trust, an investment company (the ‘‘Trust’’) was organized as a Delaware statutory trust by a Declaration of Trust dated September 13, 2007. The Trust consists of one separate exchange-traded index fund, Cohen & Steers Global Realty Majors ETF (the ‘‘Fund’’). The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index. ALPS Advisers, Inc. is the investment adviser for the Fund (the ‘‘Investment Adviser’’).

The Fund has applied to list its shares (the ‘‘Shares’’), subject to notice of issuance, on the American Stock Exchange (the ‘‘AMEX’’). The Fund’s Shares will trade at market prices that may differ to some degree from the net asset value (‘‘NAV’’) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called ‘‘Creation Unit.’’ Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 2,000 shares of beneficial interest to ALPS Fund Services, Inc. (‘‘ALPS’’).

The Investment Adviser, on behalf of the Fund, will incur organization costs estimated at $44,000. Offering costs consist of legal fees related to preparing the initial registration statement and initial listing fees, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

NOTE 3 — INVESTMENT ADVISORY and SUB-ADVISORY AGREEMENTS

ALPS Advisers, Inc. acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the ‘‘Advisory Agreement’’). The Investment Adviser is a Colorado corporation with its principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Mellon Capital Management Corporation (‘‘Mellon Capital’’ or the ‘‘Sub-Adviser’’) acts as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the ‘‘Sub-Advisory Agreement’’). Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Fund, at the annual rate of 0.10% of average daily net assets.

NOTE 4 — OTHER AGREEMENTS

Administrative Agreement

ALPS Fund Services, Inc. serves as administrator to the Fund pursuant to an Administrative Agreement with the Trust. Under the Administrative Agreement, ALPS has agreed to assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by it, compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

Distribution Agreement

ALPS Distributors, Inc. (the ‘‘Distributor’’) serves as the principal underwriter and national distributor for the shares of each Fund pursuant to a Distribution Agreement with the Trust. The offering of the Fund’s shares is continuous.

License Agreement

Cohen & Steers is the Index Provider for the Cohen & Steers Global Realty Majors ETF. Cohen & Steers is not affiliated with the Trust, the Investment Adviser, the Sub-Adviser or the Distributor. The Trust and the Investment Adviser have entered into a license agreement with Cohen & Steers to use the Index. The Adviser is required to pay all fees due to the Index Provider out of the unitary management fee the Adviser receives from the Fund.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING

POLICY:

As investment advisor, Mellon Capital Management Corporation (‘‘Mellon Capital’) is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital’s proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy. Mellon Capital retains a third party proxy voting service, currently Institutional Shareholder Services (‘‘ISS’’), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly. Mellon Capital has adopted The Bank of New York Mellon Corporation’s (‘‘BK’’) Proxy Voting Policy.

PROCEDURES FOR ACCOUNT SET-UP & MONITORING OF ISS:

Mellon Capital’s Investment Operations Department has implemented procedures designed to ensure that; (1) the client’s custodian is instructed to send their client’s proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS’ activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:

Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital’s Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:

ISS maintains proxy voting records on behalf of Mellon Capital.

VOTING BK STOCK:

It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BK stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BK Stock held by any Mellon Capital accounts on any matter in which shareholders of BK Stock are required or permitted to vote.

Last Updated 080116

PART C: OTHER INFORMATION

ITEM 23.    Exhibits:

(a)(1)	Certificate of Trust.*

(a)(2)	Agreement and Declaration of Trust.**

(b)	Bylaws of the Trust.**

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Trust and ALPS Advisers, Inc.**

(d)(2)	Investment Sub-Advisory Agreement between ALPS Advisers, Inc. and Mellon Capital Management Corporation.**

(e)(1)	Distribution Agreement between the Trust and ALPS Distributors, Inc.**

(e)(2)	Form of Participant Agreement.**

(f)	Not applicable.

(g)(1)	Custody Agreement between the Trust and The Bank of New York.**

(g)(2)	Foreign Custody Manager Agreement between the Trust and The Bank of New York.**

(h)(1)	Administration Agreement between the Trust and ALPS Fund Services, Inc.**

(h)(2)	Transfer Agency Services Agreement between the Trust and The Bank of New York.**

(h)(3)	Fund Accounting Agreement between the Trust and The Bank of New York.**

(i)	Opinion and consent of Clifford Chance US LLP.**

(j)	Consent of Deloitte & Touche LLP, independent registered public accounting firm.**

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable

(p)	Code of Ethics of the Trust and the Adviser.**

(q)	Powers of attorney.***

*	Previously filed as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 23, 2008.
**	Filed herewith.
***	To be filed by amendment.

ITEM 24.     Persons Controlled By or Under Common Control with Registrant

Immediately prior to the contemplated public offering of the Fund’s Shares, the following persons may be deemed individually to control the Fund or the Trust:

ALPS Advisers, Inc. will be the only shareholder immediately prior to the contemplated public offering of the Fund.

ITEM 25.    Indemnification

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the ‘‘Trust’’) is organized as a Delaware business trust is operated pursuant to a Declaration of Trust, dated September 13, 2007 (the ‘‘Declaration of Trust’’), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a ‘‘Covered Person’’), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(a) A ‘‘Disinterested Trustee’’ is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) ‘‘Claim,’’ ‘‘action,’’ ‘‘suite’’ or ‘‘proceeding’’ shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) ‘‘Liability’’ and ‘‘expenses’’ shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 26.    Business and Other Connections of Investment Manager

See ‘‘Management’’ in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27.    Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., Ameristock ETF Trust, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., HealthShares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDAX Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Edmund J. Burke	President; Director
Thomas Carter	Managing Director – Business Development; Director
Jeremy O. May	Managing Director – Operations and Client Service; Assistant Secretary; Director
John C. Donaldson	Chief Financial Officer
Diana Adams	Vice President, Controller, Treasurer
Robert J. Szydlowski	Chief Technology Officer
Tané Tyler	General Counsel, Secretary
Brad Swenson	Chief Compliance Officer

The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not Applicable.

ITEM 28.    Location of Accounts and Records

The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of ALPS Advisers, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado 80203, and in part at the offices of the Transfer Agent at 101 Barclay Street, New York, New York 10286.

ITEM 29.    Management Services

Not applicable.

ITEM 30.    Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 1st day of May, 2008.

ALPS ETF TRUST
By:	/s/ Thomas A. Carter
Thomas A. Carter
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Mary K. Anstine	Trustee	May 1, 2008

Mary K. Anstine

/s/ Jeremy W. Deems	Trustee	May 1, 2008

Jeremy W. Deems

/s/ Rick A. Pederson	Trustee	May 1, 2008

Rick A. Pederson

/s/ Thomas A. Carter	Trustee and President	May 1, 2008

Thomas A. Carter

/s/ Kimberly R. Storms	Treasurer	May 1, 2008

Kimberly R. Storms

EXHIBIT INDEX

EX-99(a)(2)	Agreement and Declaration of Trust

EX-99(b)	Bylaws

EX-99(d)(1)	Investment Advisory Agreement

EX-99(d)(2)	Investment Sub-Advisory Agreement

EX-99(e)(1)	Distribution Agreement

EX-99(e)(2)	Form of Participant Agreement

EX-99(g)(1)	Custody Agreement

EX-99(g)(2)	Foreign Custody Manager Agreement

EX-99(h)(1)	Administration Agreement

EX-99(h)(2)	Transfer Agency Services Agreement

EX-99(h)(3)	Fund Accounting Agreement

EX-99(i)	Opinion and Consent of Clifford Chance US LLP

EX-99(j)	Consent of Independent Registered Public Accounting Firm

EX-99(p)	Code of Ethics of Trust and Adviser